Assets Held for Sale	12 Months Ended
Dec. 31, 2016
Assets Held for Sale
6.	ASSETS HELD FOR SALE

In May 2014, the Group entered into an agreement with Guanghuan Xinwang Co Limited (“Guanghuanxinwang”), a third party company for the sale of a floor in a building located in Beijing. The transaction price was approximately $5,910 (RMB 41 million). As of December 31, 2016, the Group had received all the considerations of the transaction although the transaction was not completed. The assets relevant to the sale of this floor with a carrying value of $2,891 and $2,697 were classified as assets held for sale as of December 31, 2015 and December 31, 2016, respectively.

In December 2014, the Group entered into another agreement with Guanghuanxinwang for the sale of another three floors in the same building. The transaction price was approximately $23,045 (RMB 160 million). As of December 31, 2016, the transaction was completed. A net gain of $14,939 was recognized as other operating income-net gain from the sale of real estate in 2016. Two of the three floors were pledged for certain of the Group’s loans: (1) one floor with a carrying value of $2,851 at December 31, 2015 was pledged for a twelve-month loan of $6,175 (RMB 40 million) from Beijing Zhichun Branch of Hua Xia Bank to Techfaith Intelligent Handset Beijing; (2) another floor with a carrying value of $2,851 at December 31, 2015 was pledged for a short-term loan of $3,087 (RMB 20 million) from Beijing Bao Rui Tong Pawn Shop to Yaxunxinwang. Those two loans were fully repaid on April 5, 2016, and the above mentioned two floors were released as collateral. These three floors with a total carrying value of $8,554 were classified as assets held for sale as of December 31, 2015.

On March 1, 2017, the Group transferred the 100% ownership on Techfaith Intelligent Handset Beijing from Infoexcel Technology to a third party. The restructure of the ownership of Techfaith Intelligent Handset Beijing is an arrangement for the future sale of the real estate owned by Techfaith Intelligent Handset Beijing, including land used rights, property and constructions in progress located in Xihongmen of Beijing, and a floor in a building located in Beijing. Prior to December 31, 2016, management had been authorized to approve and commit to a plan to sell the entity, therefore the major current assets, other assets, current liabilities, and noncurrent liabilities relevant to the disposal are reported as components of total assets and liabilities separate from those balances of the continuing operations. At the same time, the results of all discontinued operations (which we presented as operations to be disposed), less applicable income taxes (benefit), are reported as components of net income (loss) separate from the net income (loss) of continuing operations in accordance with ASC 205-20-45. The current assets relevant to the future sale of this entity with a carrying value of $11,445 and $3,352 were classified as assets held for sale as of December 31, 2015 and December 31, 2016, respectively. The assets relevant to the future sale of this entity with a carrying value of $160,850 and $152,904 were classified as other assets held for sale as of December 31, 2015 and December 31, 2016, respectively. The current liabilities relevant to the future sale of this entity with a carrying value of $14,656 and $27,644 were classified as liabilities held for sale as of December 31, 2015 and December 31, 2016, respectively. (Details see Note 2 Discontinued operations)